FirstMerit Corporation Reports First Quarter 2015 EPS Results

Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analyst: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports First Quarter 2015 EPS of $0.33 Per Share
Quarterly Highlights include:

•	Profitability Sustained: 64th consecutive quarter of profitability.

•	Loan growth continued: Total loan growth of $164.7 million, or 1.07% from the prior quarter.

•	Credit quality remained solid: Net charge-offs to average originated loans of 0.13%; nonperforming assets as a percent of period end originated loans plus other real estate at 0.53%.

•	Balance sheet remained strong: Strong tangible common equity ratio[1] at 8.14%.

Akron, Ohio (April 28, 2015) - FirstMerit Corporation (Nasdaq: FMER) (the "Corporation") reported first quarter 2015 net income of $57.1 million, or $0.33 per diluted share. This compares with $61.1 million, or $0.36 per diluted share, for the fourth quarter 2014 and $53.5 million, or $0.31 per diluted share, for the first quarter 2014.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the first quarter 2015 were 8.08% and 0.93%, respectively, compared with 8.50% and 0.98%, respectively, for the fourth quarter 2014 and 7.93% and 0.90%, respectively, for the first quarter 2014.

“In the quarter our profitable balance sheet expansion was led by increases in our originated commercial loans portfolio and core deposit growth.  The new relationships we are bringing into the Company are aligned with our disciplined credit philosophy which is sustaining our solid asset quality performance.  As business conditions and the unemployment rates throughout our Midwest footprint improve, we continue to penetrate our existing and newer markets to win market share.  We also are sticking to our strategy of building and maintaining capital levels that will keep us sound throughout the economic cycle,” said Paul Greig, Chairman, President and CEO of FirstMerit Corporation.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

Net Interest Income

Net interest income on a fully tax-equivalent (“TE”)1 basis was $189.6 million in the first quarter 2015 compared with $196.5 million in the fourth quarter 2014 and $197.9 million in the first quarter 2014.

Net interest margin on TE basis1 was 3.48% for the first quarter 2015 compared with 3.56% for the fourth quarter 2014 and 3.84% for the first quarter 2014. Net interest margin compression in the first quarter, compared with the prior quarter, resulted from anticipated lower accretion from the acquired and FDIC acquired loan portfolios due to the continued decline in the loan balances.

Average originated loans were $12.7 billion during the first quarter 2015, an increase of $383.6 million, or 3.12%, compared with the fourth quarter 2014, and an increase of $2.2 billion, or 21.45%, compared with the first quarter 2014. Average originated commercial loans increased $245.0 million, or 3.17%, compared with the prior quarter, and increased $1.2 billion, or 17.02%, compared with the year-ago quarter.

Average deposits were $19.8 billion during the first quarter 2015, an increase of $338.3 million, or 1.74%, compared with the fourth quarter 2014, and an increase of $152.4 million, or 0.78%, compared with the first quarter 2014. During the first quarter 2015, average core deposits, which exclude time deposits, increased $370.8 million, or 2.17%, compared with the fourth quarter 2014 and increased $246.7 million, or 1.43%, compared with the first quarter 2014. Average time deposits decreased $32.6 million, or 1.39%, and decreased $94.3 million, or 3.92%, respectively, over the prior and year-ago quarters. For the first quarter 2015, average core deposits accounted for 88.33% of total average deposits, compared with 87.96% for the fourth quarter 2014 and 87.76% for the first quarter 2014.

Average investments increased $53.5 million, or 0.81%, compared with the fourth quarter 2014 and increased $183.2 million, or 2.82%, compared with the first quarter 2014.

Noninterest Income

Noninterest income, excluding gains and losses on securities transactions1, for the first quarter 2015 was $65.5 million, a decrease of $6.5 million, or 8.97%, from the fourth quarter 2014 and a decrease of $1.7 million or 2.56% from the first quarter 2014. Included in noninterest income this quarter were costs of $1.2 million associated with branch closures. Additionally, BOLI income decreased as compared the prior quarter due to $3.5 million of death benefit proceeds received in the fourth quarter of 2014.

Noninterest income, excluding net securities gains and losses, as a percentage of net revenue1 for the first quarter 2015 was 25.68% compared with 26.80% for fourth quarter 2014 and 25.36% for the first quarter 2014.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

Noninterest Expense

Noninterest expense for the first quarter 2015 was $160.7 million, a decrease of $4.4 million, or 2.66%, from the fourth quarter 2014 and a decrease of $8.7 million, or 5.13%, from the first quarter 2014. Noninterest expense in the current quarter included $1.8 million of restructure costs. The Corporation's efficiency ratio1 was 61.97% for the first quarter 2015, compared with 60.39% for the fourth quarter 2014 and 62.77% for the first quarter 2014.

The effective tax rate was 30.80% for the first quarter 2015 compared with 29.09% for the fourth quarter 2014 and 30.85% for the first quarter 2014.

Asset Quality (excluding acquired loans and covered assets)

Due to the impact of business combination accounting and protection against credit risk from FDIC loss sharing agreements, acquired loans and covered assets are excluded from the asset quality discussion to provide for improved comparability to prior periods and better perspective into asset quality trends. Acquired loans are recorded at fair value at the date of acquisition with no allowance brought forward in accordance with business combination accounting. Impaired acquired and covered loans are considered to be performing due to the application of the accretion method under the applicable accounting guidance.

Net charge-offs on originated loans totaled $4.2 million in the first quarter 2015, compared to $3.8 million in the fourth quarter 2014, and $8.0 million in the first quarter 2014. Net charge-offs on originated loans were 0.13% of average originated loans at March 31, 2015, compared to 0.12% at December 31, 2014 and 0.31% at March 31, 2014.

Nonperforming assets totaled $68.6 million at March 31, 2015, an increase of $13.6 million, or 24.65%, compared with December 31, 2014 and an increase of $5.9 million, or 9.40%, compared with March 31, 2014. Nonperforming assets at March 31, 2015 represented 0.53% of period-end originated loans plus other real estate compared with 0.44% at December 31, 2014 and 0.58% at March 31, 2014. Included in first quarter 2015 nonperforming assets were $3.4 million of OREO no longer covered by FDIC loss share agreements.

The allowance for originated loan losses totaled $97.5 million at March 31, 2015. At March 31, 2015, the allowance for originated loan losses was 0.76% of period-end originated loans, compared with 0.77% at December 31, 2014 and 0.85% at March 31, 2014. The allowance for originated loan losses at March 31, 2015 compared to December 31, 2014 increased by $1.8 million. The allowance for credit losses is the sum of the allowance for originated loan losses and the reserve for unfunded lending commitments. For comparative purposes, the allowance for credit losses was 0.79% of period end originated loans at March 31, 2015, compared with 0.81% at December 31, 2014 and 0.92% at March 31, 2014. The allowance for credit losses to nonperforming loans was 221.06% at March 31, 2015, compared with 293.34% at December 31, 2014 and 229.23% at March 31, 2014.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

Balance Sheet

The Corporation’s total assets at March 31, 2015 were $25.1 billion, an increase of $215.8 million, or 0.87%, compared with December 31, 2014 and an increase of $619.5 million, or 2.53%, compared with March 31, 2014. Total gross loans (originated, acquired, and FDIC acquired) and total deposits were $15.5 billion and $19.9 billion, respectively, at March 31, 2015, $15.3 billion and $19.5 billion, respectively, at December 31, 2014 and $14.6 billion and $19.8 billion, respectively, at March 31, 2014. Core deposits totaled $17.6 billion at March 31, 2015, an increase of $339.3 million, or 1.97%, from December 31, 2014 and an increase of $126.7 million, or 0.73%, from March 31, 2014.

Shareholders’ equity was $2.9 billion, $2.8 billion and $2.7 billion as of March 31, 2015, December 31, 2014, and March 31, 2014. The Corporation maintained a strong capital position as tangible common equity1 to assets was 8.14% at March 31, 2015, compared with 7.98% at December 31, 2014 and 7.69% at March 31, 2014. The common share cash dividend paid in the first quarter 2015 was $0.16 per share.

On January 1, 2015, the Corporation became subject to the Basel III capital framework and standardized approach for calculating risk-weighted assets. At March 31, 2015, Basel III capital ratios on a transitional basis remain well in excess of applicable regulatory requirements, with a total risk-based capital ratio of 13.73%, and a common equity tier 1 risk-based capital ratio of 10.60%.

Non-GAAP Financial Measures

In addition to results presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this news release contains certain non-GAAP financial information and performance measures. The Corporation's management uses these non-GAAP financial measures in their analysis of the Corporation's performance and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations of the Corporation and enhance comparability of results with prior periods, and facilitate investors' assessments of business and performance trends in comparison to others in the financial services industry. The Corporation believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. The Corporation's management believes that investors may use these non-GAAP financial measures to analyze financial performance without the impact of unusual items that may obscure trends in the Corporation's underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The Corporation evaluates its net interest income on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income excluding gains and losses on the sale of securities. The Corporation views related ratios and analyses (i.e., efficiency ratios) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources.

1 - See Non-GAAP Financial Measures section of this release for a reconciliation to financial measures as defined by GAAP.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

The following tables provide reconciliations of these non-GAAP measures to financial measures defined by GAAP.

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
		Quarters
(unaudited)		2015	2014	2014	2014	2014
(Dollars in thousands)		1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Net interest income (GAAP)		$185,623	$192,511	$193,578	$195,577	$193,900
Plus:	Fully taxable-equivalent adjustment	3,931	3,998	4,066	4,089	3,954
Net interest income on a fully taxable-equivalent basis (non-GAAP)		189,554	196,509	197,644	199,666	197,854
Average earning assets		22,100,417	21,920,889	21,804,243	21,367,496	20,903,863
Net interest margin on a fully taxable-equivalent basis (non-GAAP)		3.48%	3.56%	3.60%	3.75%	3.84%

Reconciliation of noninterest income and noninterest expense to adjusted noninterest income and adjusted noninterest expense
		Quarters
(unaudited)		2015	2014	2014	2014	2014
(Dollars in thousands)		1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Noninterest expense (GAAP)		$160,652	$165,041	$163,145	$167,400	$169,331
Less:	Intangible asset amortization	2,598	2,933	2,933	2,933	2,936
Adjusted noninterest expense (non-GAAP)		158,054	162,108	160,212	164,467	166,395
Noninterest income (GAAP)		65,847	71,960	69,733	72,560	67,270
Less:	Securities losses/(gains)	354	16	14	80	56
Adjusted noninterest income (non-GAAP)		65,493	71,944	69,719	72,480	67,214
Net interest income on a fully taxable-equivalent basis (non-GAAP)		189,554	196,509	197,644	199,666	197,854
Adjusted revenue (non-GAAP)		255,047	268,453	267,363	272,146	265,068
Efficiency ratio (non-GAAP)		61.97%	60.39%	59.92%	60.43%	62.77%

FirstMerit Corporation Reports First Quarter 2015 EPS Results

Reconciliation of shareholders' equity to tangible common equity, and total assets to tangible assets
		Quarters
		2015	2014	2014	2014	2014
(Dollars in thousands, except per share amounts)		1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Shareholders’ equity (GAAP)		$2,888,786	$2,834,281	$2,820,431	$2,791,738	$2,742,966
Less:	Preferred stock	100,000	100,000	100,000	100,000	100,000
Common shareholders' equity (non-GAAP)		2,788,786	2,734,281	2,720,431	2,691,738	2,642,966
Less:	Intangible assets	68,422	71,020	73,953	76,886	79,819
	Goodwill	741,740	741,740	741,740	741,740	741,740
Tangible common equity (non-GAAP)		1,978,624	1,921,521	1,904,738	1,873,112	1,821,407
Total assets (GAAP)		$25,118,120	$24,902,347	$24,608,207	$24,564,431	$24,498,661
Less:	Intangible assets	68,422	71,020	73,953	76,886	79,819
	Goodwill	741,740	741,740	741,740	741,740	741,740
Tangible assets (non-GAAP)		$24,307,958	$24,089,587	$23,792,514	$23,745,805	$23,677,102
Period end common shares		165,453	165,390	165,384	165,393	165,087
Tangible book value per common share		$11.96	$11.62	$11.52	$11.33	$11.03
Tangible common equity to tangible assets ratio (non-GAAP)		8.14%	7.98%	8.01%	7.89%	7.69%

First Quarter 2015 Conference Call

FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of first quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 27622276. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on April 28, 2015 through May 12, 2015 by dialing (855) 859-2056, and entering the PIN: 27622276. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available at https://www.firstmerit.com/about-us/investors/index.html; click on the Presentations link to access the slide presentation.

About FirstMerit Corporation

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of approximately $25.1 billion as of March 31, 2015, and 384 banking offices and 412 ATM locations in Ohio, Michigan, Wisconsin, Illinois and Pennsylvania. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal affiliates include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation and FirstMerit Title Agency, Ltd.

Subsequent Events

The Corporation is required under GAAP to evaluate subsequent events through the filing of its consolidated financial statements for the quarter ended March 31, 2015 on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of March 31, 2015 and will adjust amounts preliminarily reported, if necessary.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

Forward-Looking Statements

This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements, and those risk factors detailed in the Corporation's periodic reports filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)			Quarters
(Dollars in thousands, except per share amounts)	2015	2014	2014	2014	2014
	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
EARNINGS
Net interest income TE (1)	$189,554	$196,509	$197,644	$199,666	$197,854
TE adjustment (1)	3,931	3,998	4,066	4,089	3,954
Provision for originated loan losses	6,036	8,662	4,862	5,993	3,654
Provision for acquired loan losses	2,214	3,407	4,411	5,815	7,827
Provision/(recapture) for covered loan losses	(2)	1,228	(81)	3,445	3,055
Noninterest income	65,847	71,960	69,733	72,560	67,270
Noninterest expense	160,652	165,041	163,145	167,400	169,331
Net income	57,139	61,079	63,898	59,519	53,455
Diluted EPS (3)	0.33	0.36	0.37	0.35	0.31
PERFORMANCE RATIOS
Return on average assets (ROA)	0.93%	0.98%	1.03%	0.98%	0.90%
Return on average equity (ROE)	8.08%	8.50%	9.03%	8.62%	7.93%
Return on average tangible common equity (1)	11.85%	12.52%	13.41%	12.92%	11.98%
Net interest margin TE (1)	3.48%	3.56%	3.60%	3.75%	3.84%
Efficiency ratio (1)	61.97%	60.39%	59.92%	60.43%	62.77%
Number of full-time equivalent employees	4,103	4,273	4,302	4,392	4,521
MARKET DATA
Book value per common share	$17.46	$17.14	$17.05	$16.88	$16.62
Tangible book value per common share (1)	11.96	11.62	11.52	11.33	11.03
Period end common share market value	19.06	18.89	17.62	19.75	20.83
Market as a % of book	109%	110%	103%	117%	125%
Cash dividends per common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common Stock dividend payout ratio	48.48%	44.44%	43.24%	45.71%	51.61%
Average basic common shares	165,411	165,395	165,389	165,335	165,060
Average diluted common shares	166,003	165,974	165,804	166,147	166,004
Period end common shares	165,453	165,390	165,384	165,393	165,087
Common shares repurchased	66	15	10	186	51
Common Stock market capitalization	$3,153,534	$3,124,217	$2,914,066	$3,266,512	$3,438,762
ASSET QUALITY (excluding acquired, FDIC acquired loans and covered OREO) (2)
Gross charge-offs	$8,567	$9,205	$11,410	$11,148	$13,160
Net charge-offs	4,187	3,849	5,929	6,159	8,022
Allowance for originated loan losses	97,545	95,696	90,883	91,950	92,116
Reserve for unfunded lending commitments	4,330	5,848	6,966	7,107	7,481
Nonperforming assets (NPAs)	68,606	55,038	63,119	60,922	62,711
Net charge-offs to average loans ratio	0.13%	0.12%	0.20%	0.22%	0.31%
Allowance for originated loan losses to period-end loans	0.76%	0.77%	0.75%	0.80%	0.85%
Allowance for credit losses to period-end loans	0.79%	0.81%	0.81%	0.86%	0.92%
NPAs to loans and other real estate	0.53%	0.44%	0.52%	0.53%	0.58%
Allowance for originated loan losses to nonperforming loans	211.66%	276.44%	231.13%	250.27%	212.01%
Allowance for credit losses to nonperforming loans	221.06%	293.34%	248.85%	269.61%	229.23%
CAPITAL & LIQUIDITY
Period end tangible common equity to assets (1)	8.14%	7.98%	8.01%	7.89%	7.69%
Average equity to assets	11.51%	11.55%	11.42%	11.40%	11.32%
Average equity to total loans	18.60%	18.67%	18.58%	18.90%	19.04%
Average total loans to deposits	77.86%	78.47%	77.36%	75.15%	73.11%
AVERAGE BALANCES
Assets	$24,905,094	$24,664,987	$24,583,776	$24,291,276	$24,144,570
Deposits	19,788,925	19,450,647	19,531,800	19,496,795	19,636,506
Originated loans	12,689,791	12,306,171	11,814,314	11,092,101	10,448,383
Acquired loans, including FDIC acquired loans, less loss share receivable	2,717,884	2,956,867	3,295,547	3,558,810	3,907,802
Earning assets	22,100,417	21,920,889	21,804,243	21,367,496	20,903,863
Shareholders' equity	2,866,362	2,849,618	2,807,886	2,768,352	2,733,226
ENDING BALANCES
Assets	$25,118,120	$24,902,347	$24,608,207	$24,564,431	$24,498,661
Deposits	19,925,595	19,504,665	19,366,911	19,298,396	19,811,674
Originated loans	12,856,037	12,493,812	12,071,759	11,467,193	10,826,913
Acquired loans, including FDIC acquired loans, less loss share receivable	2,614,847	2,810,302	3,139,521	3,458,453	3,726,952
Goodwill	741,740	741,740	741,740	741,740	741,740
Intangible assets	68,422	71,020	73,953	76,886	79,819
Earning assets	22,395,343	22,153,552	21,930,840	21,789,773	21,715,302
Total shareholders' equity	2,888,786	2,834,281	2,820,431	2,791,738	2,742,966
NOTES:

(1) Represents a non-GAAP financial measure. Refer to the Non-GAAP Financial Measures section of this press release for a reconciliation to GAAP financial measures.
(2) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and FDIC acquired loans and covered OREO are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends. Certain non-single family loss share agreements with the FDIC expired at March 31, 2015. As of March 31, 2015, $174.6 million and $110.4 million of FDIC acquired loans remained covered by non-single family loss share agreement and single family loss share agreements, respectively, providing considerable protection against credit risk.
(3) Net income used to determine diluted EPS was reduced by the cash dividends payable on the Corporation's 5.875% Non-Cumulative Perpetual Preferred Stock, Series A of approximately $1.5 million in each of the quarters presented.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)	March 31,	December 31,	March 31,
(Unaudited, except December 31, 2014, which is derived from the audited financial statements)	2015	2014	2014
ASSETS
Cash and due from banks	$426,247	$480,998	$520,976
Interest-bearing deposits in banks	106,178	216,426	438,309
Total cash and cash equivalents	532,425	697,424	959,285
Investment securities:
Held-to-maturity	2,855,174	2,903,609	3,079,620
Available-for-sale	3,791,059	3,545,288	3,433,171
Other investments	148,475	148,654	148,446
Loans held for sale	3,568	13,428	7,143
Loans	15,490,889	15,326,147	14,608,613
Allowance for loan losses	(146,552)	(143,649)	(145,060)
Net loans	15,344,337	15,182,498	14,463,553
Premises and equipment, net	320,392	332,297	323,335
Goodwill	741,740	741,740	741,740
Intangible assets	68,422	71,020	79,819
FDIC acquired other real estate	43,660	49,641	59,848
Accrued interest receivable and other assets	1,268,868	1,216,748	1,202,701
Total assets	$25,118,120	$24,902,347	$24,498,661
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,666,752	$5,786,662	$5,595,899
Interest-bearing	3,277,118	3,028,888	3,081,658
Savings and money market accounts	8,610,553	8,399,612	8,750,182
Certificates and other time deposits	2,371,172	2,289,503	2,383,935
Total deposits	19,925,595	19,504,665	19,811,674
Federal funds purchased and securities sold under agreements to repurchase	1,113,371	1,272,591	926,195
Wholesale borrowings	316,628	428,071	349,277
Long-term debt	512,625	505,192	324,430
Accrued taxes, expenses, and other liabilities	361,115	357,547	344,119
Total liabilities	22,229,334	22,068,066	21,755,695
Shareholders' equity:
5.875% Non-Cumulative Perpetual Preferred stock, Series A, without par value: authorized 115,000 shares; 100,000 issued	100,000	100,000	100,000
Common stock warrant	3,000	3,000	3,000
Common Stock, without par value; authorized 300,000,000 shares; issued: March 31, 2015, December 31, 2014 and March 31, 2014 - 170,183,540 shares	127,937	127,937	127,937
Capital surplus	1,394,933	1,393,090	1,393,749
Accumulated other comprehensive loss	(49,267)	(71,892)	(55,504)
Retained earnings	1,433,926	1,404,717	1,303,626
Treasury stock, at cost: March 31, 2015 - 4,730,374; December 31, 2014 - 4,793,566 shares; March 31, 2014 - 5,096,157 shares	(121,743)	(122,571)	(129,842)
Total shareholders' equity	2,888,786	2,834,281	2,742,966
Total liabilities and shareholders' equity	$25,118,120	$24,902,347	$24,498,661

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Period End Loans by Product Type (Unaudited)
(In thousands)	As of March 31, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$8,031,892	$1,011,170	$179,547	$9,222,609
Mortgage	639,980	378,192	40,470	1,058,642
Installment	2,500,288	717,693	4,781	3,222,762
Home equity	1,134,238	217,824	65,170	1,417,232
Credit card	160,766	—	—	160,766
Leases	388,873	—	—	388,873
Subtotal	12,856,037	2,324,879	289,968	15,470,884
Loss share receivable	—	—	20,005	20,005
Total loans	12,856,037	2,324,879	309,973	15,490,889
Allowance for loan losses	(97,545)	(7,493)	(41,514)	(146,552)
Net loans	$12,758,492	$2,317,386	$268,459	$15,344,337

	As of December 31, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans	Total Loans
Commercial	$7,830,085	$1,086,899	$211,607	$9,128,591
Mortgage	625,283	394,484	41,276	1,061,043
Installment	2,393,451	764,168	4,874	3,162,493
Home equity	1,110,336	233,629	73,365	1,417,330
Credit card	164,478	—	—	164,478
Leases	370,179	—	—	370,179
Subtotal	12,493,812	2,479,180	331,122	15,304,114
Loss share receivable	—	—	22,033	22,033
Total loans	12,493,812	2,479,180	353,155	15,326,147
Allowance for loan losses	(95,696)	(7,457)	(40,496)	(143,649)
Net loans	$12,398,116	$2,471,723	$312,659	$15,182,498

	As of September 30, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans	Total Loans
Commercial	$7,626,166	$1,272,244	$262,319	$9,160,729
Mortgage	605,998	410,065	43,672	1,059,735
Installment	2,277,533	809,820	5,148	3,092,501
Home equity	1,062,013	252,975	83,278	1,398,266
Credit card	160,113	—	—	160,113
Leases	339,936	—	—	339,936
Subtotal	12,071,759	2,745,104	394,417	15,211,280
Loss share receivable	—	—	30,746	30,746
Total loans	12,071,759	2,745,104	425,163	15,242,026
Allowance for loan losses	(90,883)	(6,206)	(42,988)	(140,077)
Net loans	$11,980,876	$2,738,898	$382,175	$15,101,949

	As of June 30, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans	Total Loans
Commercial	$7,365,499	$1,457,903	$292,782	$9,116,184
Mortgage	580,166	425,584	46,705	1,052,455
Installment	2,051,587	872,034	5,364	2,928,985
Home equity	998,179	268,266	89,815	1,356,260
Credit card	151,967	—	—	151,967
Leases	319,795	—	—	319,795
Subtotal	11,467,193	3,023,787	434,666	14,925,646
Loss share receivable	—	—	43,981	43,981
Total loans	11,467,193	3,023,787	478,647	14,969,627
Allowance for loan losses	(91,950)	(4,977)	(45,109)	(142,036)
Net loans	$11,375,243	$3,018,810	$433,538	$14,827,591

FirstMerit Corporation Reports First Quarter 2015 EPS Results

	As of March 31, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans	Total Loans
Commercial	$7,083,192	$1,562,878	$341,267	$8,987,337
Mortgage	555,971	446,374	49,411	1,051,756
Installment	1,835,522	943,354	5,531	2,784,407
Home equity	946,802	283,309	94,828	1,324,939
Credit card	147,917	—	—	147,917
Leases	257,509	—	—	257,509
Subtotal	10,826,913	3,235,915	491,037	14,553,865
Loss share receivable	—	—	54,748	54,748
Total loans	10,826,913	3,235,915	545,785	14,608,613
Allowance for loan losses	(92,116)	(2,974)	(49,970)	(145,060)
Net loans	$10,734,797	$3,232,941	$495,815	$14,463,553

(1) Loans assumed from Citizens.
(2) Loans acquired in an FDIC-assisted transaction. Certain non-single family loss share agreements with the FDIC expired at March 31, 2015. As of March 31, 2015, $174.6 million and $110.4 million of FDIC acquired loans remained covered by non-single family loss share agreements and single family loss share agreements, respectively, providing considerable protection against credit risk.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
	Quarterly Periods
(Unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2015	2014	2014	2014	2014
ASSETS
Cash and cash equivalents	$563,265	$500,559	$521,210	$662,000	$959,071
Investment securities:
Held-to-maturity	2,874,169	2,966,127	3,029,971	3,061,711	2,983,831
Available-for-sale	3,645,057	3,499,528	3,460,312	3,444,830	3,332,358
Other investments	148,532	148,636	148,427	148,440	168,389
Loans held for sale	5,478	16,708	17,433	10,196	6,804
Loans	15,427,181	15,289,890	15,148,100	14,702,319	14,412,481
Less: allowance for loan losses	144,363	138,540	140,026	146,368	138,891
Net loans	15,282,818	15,151,350	15,008,074	14,555,951	14,273,590
Total earning assets	22,100,417	21,920,889	21,804,243	21,367,496	20,903,863
Premises and equipment, net	322,431	321,187	317,366	323,175	327,845
Accrued interest receivable and other assets	2,063,344	2,060,892	2,080,983	2,084,973	2,092,682
TOTAL ASSETS	$24,905,094	$24,664,987	$24,583,776	$24,291,276	$24,144,570
LIABILITIES
Deposits:
Noninterest-bearing	$5,728,763	$5,706,631	$5,603,104	$5,515,807	$5,488,751
Interest-bearing	3,209,285	3,021,188	3,100,904	3,066,201	3,045,952
Savings and money market accounts	8,542,154	8,381,548	8,492,172	8,580,928	8,698,817
Certificates and other time deposits	2,308,723	2,341,280	2,335,620	2,333,859	2,402,986
Total deposits	19,788,925	19,450,647	19,531,800	19,496,795	19,636,506
Federal funds purchased and securities sold under
agreements to repurchase	1,024,863	1,241,948	1,182,507	1,024,598	884,065
Wholesale borrowings	350,991	450,587	438,941	373,213	276,324
Long-term debt	505,275	350,535	320,387	324,431	324,428
Total funds	21,670,054	21,493,717	21,473,635	21,219,037	21,121,323
Accrued taxes, expenses and other liabilities	368,678	321,652	302,255	303,887	290,021
Total liabilities	22,038,732	21,815,369	21,775,890	21,522,924	21,411,344
SHAREHOLDERS' EQUITY
Preferred stock	100,000	100,000	100,000	100,000	100,000
Common stock warrant	3,000	3,000	3,000	3,000	3,000
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	1,393,682	1,391,189	1,388,423	1,386,497	1,391,695
Accumulated other comprehensive loss	(58,025)	(38,827)	(41,963)	(44,952)	(52,940)
Retained earnings	1,422,067	1,388,661	1,352,867	1,319,515	1,293,379
Treasury stock	(122,299)	(122,342)	(122,378)	(123,645)	(129,845)
Total shareholders' equity	2,866,362	2,849,618	2,807,886	2,768,352	2,733,226
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$24,905,094	$24,664,987	$24,583,776	$24,291,276	$24,144,570

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES Average Loans by Product Type (Unaudited)
(In thousands)	Quarter ended March 31, 2015
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,979,901	$1,053,601	$196,421	$9,229,923
Mortgage	631,761	386,033	40,800	1,058,594
Installment	2,424,956	742,095	4,822	3,171,873
Home equity	1,122,988	224,444	69,668	1,417,100
Credit card	162,160	—	—	162,160
Leases	368,025	—	—	368,025
Subtotal	12,689,791	2,406,173	311,711	15,407,675
Loss share receivable	—	—	19,506	19,506
Total loans	12,689,791	2,406,173	331,217	15,427,181
Less allowance for loan losses	95,952	8,287	40,124	144,363
Net loans	$12,593,839	$2,397,886	$291,093	$15,282,818

	Quarter ended December 31, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,734,881	$1,170,536	$231,531	$9,136,948
Mortgage	617,803	401,173	42,409	1,061,385
Installment	2,353,599	785,035	4,944	3,143,578
Home equity	1,087,123	242,878	78,361	1,408,362
Credit card	161,543	—	—	161,543
Leases	351,222	—	—	351,222
Subtotal	12,306,171	2,599,622	357,245	15,263,038
Loss share receivable	—	—	26,852	26,852
Total loans	12,306,171	2,599,622	384,097	15,289,890
Less allowance for loan losses	91,178	6,203	41,159	138,540
Net loans	$12,214,993	$2,593,419	$342,938	$15,151,350

	Quarter Ended September 30, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,534,848	$1,373,103	$271,299	$9,179,250
Mortgage	594,258	416,417	44,672	1,055,347
Installment	2,171,246	838,687	5,278	3,015,211
Home equity	1,030,256	259,867	86,224	1,376,347
Credit card	156,866	—	—	156,866
Leases	326,840	—	—	326,840
Subtotal	11,814,314	2,888,074	407,473	15,109,861
Loss share receivable	—	—	38,239	38,239
Total loans	11,814,314	2,888,074	445,712	15,148,100
Less allowance for loan losses	91,888	6,088	42,050	140,026
Net loans	$11,722,426	$2,881,986	$403,662	$15,008,074

	Quarter Ended June 30, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$7,185,060	$1,492,139	$303,721	$8,980,920
Mortgage	565,703	434,936	48,258	1,048,897
Installment	1,939,802	907,069	5,445	2,852,316
Home equity	969,592	275,387	91,855	1,336,834
Credit card	149,903	—	—	149,903
Leases	282,041	—	—	282,041
Subtotal	11,092,101	3,109,531	449,279	14,650,911
Loss share receivable	—	—	51,408	51,408
Total loans	11,092,101	3,109,531	500,687	14,702,319
Less allowance for loan losses	94,063	3,034	49,271	146,368
Net loans	$10,998,038	$3,106,497	$451,416	$14,555,951

FirstMerit Corporation Reports First Quarter 2015 EPS Results

	Quarter ended March 31, 2014
	Originated Loans	Acquired Loans (1)	FDIC Acquired Loans (2)	Total Loans
Commercial	$6,819,522	$1,678,267	$357,033	$8,854,822
Mortgage	538,151	459,842	49,921	1,047,914
Installment	1,771,434	972,711	6,012	2,750,157
Home equity	929,362	288,529	95,487	1,313,378
Credit card	147,265	—	—	147,265
Leases	242,649	—	—	242,649
Subtotal	10,448,383	3,399,349	508,453	14,356,185
Loss share receivable	—	—	56,296	56,296
Total loans	10,448,383	3,399,349	564,749	14,412,481
Less allowance for loan losses	96,789	(617)	42,719	138,891
Net loans	$10,351,594	$3,399,966	$522,030	$14,273,590

(1) Loans assumed from Citizens. No allowance was brought forward on the date of acquisition in accordance with business combination accounting.
(2) Loans acquired in an FDIC-assisted transaction. Includes non-single family loans for which the loss share agreement expired on March 31, 2015.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended			Three months ended
	March 31, 2015			December 31, 2014			March 31, 2014
(Unaudited)	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Cash and cash equivalents	$563,265			$500,559			$959,071
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government agency obligations (taxable)	5,329,725	$26,760	2.04%	5,257,657	$26,803	2.02%	5,151,341	$25,910	2.04%
Obligations of states and political subdivisions (tax exempt)	733,157	9,147	5.06%	767,026	8,636	4.47%	739,875	8,613	4.72%
Other securities and federal funds sold	604,876	5,190	3.48%	589,608	5,213	3.51%	593,362	6,113	4.18%
Total investment securities and federal funds sold	6,667,758	41,097	2.50%	6,614,291	40,652	2.44%	6,484,578	40,636	2.54%
Loans held for sale	5,478	57	4.22%	16,708	145	3.44%	6,804	59	3.53%
Loans, including loss share receivable (2)	15,427,181	162,292	4.27%	15,289,890	169,302	4.39%	14,412,481	171,135	4.82%
Total earning assets	22,100,417	$203,446	3.73%	21,920,889	$210,099	3.80%	20,903,863	$211,830	4.11%
Total allowance for loan losses	(144,363)			(138,540)			(138,891)
Other assets	2,385,775			2,382,079			2,420,527
Total assets	$24,905,094			$24,664,987			$24,144,570
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$5,728,763	$—	—%	$5,706,631	$—	—%	$5,488,751	$—	—%
Interest-bearing	3,209,285	767	0.10%	3,021,188	727	0.10%	3,045,952	737	0.10%
Savings and money market accounts	8,542,154	5,547	0.26%	8,381,548	5,496	0.26%	8,698,817	5,559	0.26%
Certificates and other time deposits	2,308,723	2,177	0.38%	2,341,280	2,525	0.43%	2,402,986	2,464	0.42%
Total deposits	19,788,925	8,491	0.17%	19,450,647	8,748	0.18%	19,636,506	8,760	0.18%
Securities sold under agreements to repurchase	1,024,863	243	0.10%	1,241,948	294	0.09%	884,065	197	0.09%
Wholesale borrowings	350,991	2,340	2.70%	450,587	2,360	2.08%	276,324	1,129	1.66%
Long-term debt	505,275	2,818	2.26%	350,535	2,188	2.48%	324,428	3,890	4.86%
Total interest-bearing liabilities	15,941,291	13,892	0.35%	15,787,086	13,590	0.34%	15,632,572	13,976	0.36%
Other liabilities	368,678			321,652			290,021
Shareholders' equity	2,866,362			2,849,618			2,733,226
Total liabilities and shareholders' equity	$24,905,094			$24,664,987			$24,144,570
Net yield on earning assets	$22,100,417	$189,554	3.48%	$21,920,889	$196,509	3.56%	$20,903,863	$197,854	3.84%
Interest rate spread			3.38%			3.46%			3.75%

(1) The net yield on earning assets is calculated as annualized taxable-equivalent net interest income divided by average earning assets. The interest income earned on certain earning assets is completely or partially exempt from federal and/or state income taxes. As such, these tax-exempt securities typically yield lower returns than taxable securities. To provide more meaningful comparisons of net interest margins for all earning assets, net interest income on a taxable-equivalent basis is used in calculating net interest margin by increasing the interest earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under U.S. generally accepted accounting principles in the Consolidated Statements of Income. The taxable-equivalent adjustments to net interest income were $3.9 million, $4.0 million, and $4.0 million for the three months ended March 31, 2015, December 31, 2014, and March 31, 2014, respectively.
(2) Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	(In thousands, except per share amounts)	Quarters Ended
	(Unaudited)	March 31,
		2015	2014
	Interest income:
	Loans and loans held for sale	$161,539	$170,514
	Investment securities:
	Taxable	31,950	32,022
	Tax-exempt	6,026	5,340
	Total investment securities interest	37,976	37,362
	Total interest income	199,515	207,876
	Interest expense:
	Deposits:
	Interest-bearing	767	737
	Savings and money market accounts	5,547	5,559
	Certificates and other time deposits	2,177	2,464
	Federal funds purchased and securities sold under agreements to repurchase	243	197
	Wholesale borrowings	2,340	1,129
	Long-term debt	2,818	3,890
	Total interest expense	13,892	13,976
	Net interest income	185,623	193,900
	Provision for loan losses	8,248	14,536
	Net interest income after provision for loan losses	177,375	179,364
	Noninterest income:
	Trust department income	10,149	9,748
	Service charges on deposits	15,668	16,648
	Credit card fees	12,649	12,152
	ATM and other service fees	6,099	5,819
	Bank owned life insurance income	3,592	3,582
	Investment services and insurance	3,704	3,516
	Investment securities gains/(losses), net	354	56
	Loan sales and servicing income	1,600	3,730
	Other operating income	12,032	12,019
	Total noninterest income	65,847	67,270
	Noninterest expenses:
	Salaries, wages, pension and employee benefits	90,526	89,013
	Net occupancy expense	15,954	17,014
	Equipment expense	11,025	11,911
	Stationery, supplies and postage	3,528	4,108
	Bankcard, loan processing and other costs	11,139	10,834
	Professional services	4,010	5,359
	Amortization of intangibles	2,598	2,936
	FDIC insurance expense	5,167	5,971
	Other operating expense	16,705	22,185
	Total noninterest expenses	160,652	169,331
	Income before income tax expense	82,570	77,303
	Income tax expense	25,431	23,848
	Net income	$57,139	$53,455
Less:	Net income allocated to participating shareholders	407	380
	Preferred stock dividends	1,469	1,469
	Net income attributable to common shareholders	$55,263	$51,606
	Net income used in diluted EPS calculation	$55,263	$51,606
	Weighted average number of common shares outstanding - basic	165,411	165,060
	Weighted average number of common shares outstanding - diluted	166,003	166,004
	Basic earnings per common share	$0.33	$0.31
	Diluted earnings per common share	$0.33	$0.31
	Cash dividends per common share	$0.16	$0.16

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)	Quarter Ended
(In thousands)	March 31, 2015
	Pre-tax	Tax	After-tax
Net Income	$82,570	$25,431	$57,139
Other comprehensive income/(loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	34,117	11,941	22,176
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred into available-for-sale from held-to-maturity	(504)	(176)	(328)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	(354)	(124)	(230)
Net change in unrealized gains/(losses) on securities available for sale	33,259	11,641	21,618
Pension plans and other postretirement benefits:
Amortization of actuarial gain	1,138	398	740
Amortization of prior service cost reclassified to other noninterest expense	410	143	267
Net change from defined benefit pension plans	1,548	541	1,007
Total other comprehensive gains/(losses)	34,807	12,182	22,625
Comprehensive income	$117,377	$37,613	$79,764

(Unaudited)	Quarter Ended
(In thousands)	March 31, 2014
	Pre-tax	Tax	After-tax
Net Income	$77,303	$23,848	$53,455
Other comprehensive income/(loss)
Unrealized gains and losses on securities available for sale:
Changes in unrealized securities' holding gains/(losses)	18,044	6,315	11,729
Changes in unrealized securities' holding gains/(losses) that result from securities being transferred into available-for-sale from held-to-maturity	(494)	(173)	(321)
Net losses/(gains) realized on sale of securities reclassified to noninterest income	(56)	(20)	(36)
Net change in unrealized gains/(losses) on securities available for sale	17,494	6,122	11,372
Total other comprehensive gains/(losses)	17,494	6,122	11,372
Comprehensive income	$94,797	$29,970	$64,827

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME---LINKED QUARTERS

	Quarterly Results
(In thousands, except per share amounts)	2015	2014	2014	2014	2014
(Unaudited)	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Interest Income:
Loans and loans held for sale	$161,539	$168,650	$170,648	$172,517	$170,514
Investment securities	37,976	37,451	37,549	37,808	37,362
Total interest income	199,515	206,101	208,197	210,325	207,876
Interest expense:
Deposits:
Interest-bearing	767	727	755	745	737
Savings and money market accounts	5,547	5,496	5,570	5,477	5,559
Certificates and other time deposits	2,177	2,525	2,846	3,009	2,464
Federal funds purchased and securities sold under agreements to repurchase	243	294	268	233	197
Wholesale borrowings	2,340	2,360	1,397	1,391	1,129
Long-term debt	2,818	2,188	3,783	3,893	3,890
Total interest expense	13,892	13,590	14,619	14,748	13,976
Net interest income	185,623	192,511	193,578	195,577	193,900
Provision for loan losses	8,248	13,297	9,192	15,253	14,536
Net interest income after provision for loan losses	177,375	179,214	184,386	180,324	179,364
Noninterest income:
Trust department income	10,149	9,831	10,300	10,070	9,748
Service charges on deposits	15,668	17,597	18,684	18,528	16,648
Credit card fees	12,649	13,305	13,754	13,455	12,152
ATM and other service fees	6,099	6,181	6,182	5,996	5,819
Bank owned life insurance income	3,592	7,337	4,218	4,040	3,582
Investment services and insurance	3,704	4,171	3,606	3,852	3,516
Investment securities gains/(losses), net	354	16	14	80	56
Loan sales and servicing income	1,600	3,112	4,740	4,462	3,730
Other operating income	12,032	10,410	8,235	12,077	12,019
Total noninterest income	65,847	71,960	69,733	72,560	67,270
Noninterest expenses:
Salaries, wages, pension and employee benefits	90,526	89,899	90,593	89,465	89,013
Net occupancy expense	15,954	14,188	13,887	14,347	17,014
Equipment expense	11,025	12,133	12,188	12,267	11,911
Stationery, supplies and postage	3,528	3,767	3,723	3,990	4,108
Bankcard, loan processing and other costs	11,139	11,830	11,151	11,810	10,834
Professional services	4,010	6,440	5,270	4,745	5,359
Amortization of intangibles	2,598	2,933	2,933	2,933	2,936
FDIC insurance expense	5,167	5,989	2,988	5,533	5,971
Other operating expense	16,705	17,862	20,412	22,310	22,185
Total noninterest expenses	160,652	165,041	163,145	167,400	169,331
Income before income tax expense	82,570	86,133	90,974	85,484	77,303
Income tax expense	25,431	25,054	27,076	25,965	23,848
Net income	57,139	61,079	63,898	59,519	53,455
Less: Net income allocated to participating shareholders	407	496	519	489	380
Preferred stock dividends	1,469	1,469	1,469	1,469	1,469
Net income attributable to common shareholders	$55,263	$59,114	$61,910	$57,561	$51,606
Net income used in diluted EPS calculation	$55,263	$59,114	$61,910	$57,561	$51,606
Weighted-average number of common shares outstanding - basic	165,411	165,395	165,389	165,335	165,060
Weighted-average number of common shares outstanding- diluted	166,003	165,974	165,804	166,147	166,004
Basic earnings per common share	$0.33	$0.36	$0.37	$0.35	$0.31
Diluted earnings per common share	$0.33	$0.36	$0.37	$0.35	$0.31
Cash dividends per common share	$0.16	$0.16	$0.16	$0.16	$0.16

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION (excluding acquired loans, FDIC acquired loans, and covered OREO) (1)

(Unaudited)	(Unaudited)					(Audited)
(Dollars in thousands)	Quarterly Periods					Annual Period
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
Allowance for Credit Losses	2015	2014	2014	2014	2014	2014
Allowance for originated loan losses, beginning of period	$95,696	$90,883	$91,950	$92,116	$96,484	$96,484
Provision for originated loan losses	6,036	8,662	4,862	5,993	3,654	23,171
Charge-offs	8,567	9,205	11,410	11,148	13,160	44,923
Recoveries	4,380	5,356	5,481	4,989	5,138	20,964
Net charge-offs	4,187	3,849	5,929	6,159	8,022	23,959
Allowance for originated loan losses, end of period	$97,545	$95,696	$90,883	$91,950	$92,116	$95,696
Reserve for unfunded lending commitments,
beginning of period	$5,848	$6,966	$7,107	$7,481	$7,907	$7,907
Provision for (relief of) credit losses	(1,518)	(1,118)	(141)	(374)	(426)	(2,059)
Reserve for unfunded lending commitments,
end of period	$4,330	$5,848	$6,966	$7,107	$7,481	$5,848
Allowance for Credit Losses	$101,875	$101,544	$97,849	$99,057	$99,597	$101,544
Ratios
Provision for loan losses to average loans	0.19%	0.28%	0.16%	0.22%	0.14%	0.20%
Net charge-offs to average loans	0.13%	0.12%	0.20%	0.22%	0.31%	0.21%
Allowance for loan losses to period-end loans	0.76%	0.77%	0.75%	0.80%	0.85%	0.77%
Allowance for credit losses to period-end loans	0.79%	0.81%	0.81%	0.86%	0.92%	0.81%
Allowance for loan losses to nonperforming loans	211.66%	276.44%	231.13%	250.27%	212.01%	276.44%
Allowance for credit losses to nonperforming loans	221.06%	293.34%	248.85%	269.61%	229.23%	293.34%
Asset Quality
Impaired originated loans:
Commercial loans	$28,478	$17,147	$22,347	$21,072	$27,122	$17,147
Consumer loans	17,607	17,470	16,974	15,669	16,326	17,470
Total nonperforming loans	46,085	34,617	39,321	36,741	43,448	34,617
Other real estate owned ("OREO") (2)	22,521	20,421	23,798	24,181	19,263	20,421
Total nonperforming assets ("NPAs") (2)	$68,606	$55,038	$63,119	$60,922	$62,711	$55,038
NPAs to period-end loans + OREO (2)	0.53%	0.44%	0.52%	0.53%	0.58%	0.44%
Accruing originated loans past due 90 days or more	$7,914	$12,156	$8,538	$15,643	$11,860	$12,156

(1) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired loans and FDIC acquired loans, and covered OREO are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends. Certain non-single family loss share agreements with the FDIC expired at March 31, 2015. As of March 31, 2015, $174.6 million and $110.4 million of FDIC acquired loans remained covered by non-single family loss share agreement and single family loss share agreements, respectively, providing considerable protection against credit risk.
(2) As of March 31, 2015, $3.4 million of OREO was no longer covered by a FDIC loss share agreement, and therefore, was included in NPAs. OREO that remains covered by FDIC loss share agreements has considerable protection against credit risk and is not reported as NPAs.

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(In thousands)
	2015	2014	2014	2014	2014
Noninterest income detail	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Trust department income	$10,149	$9,831	$10,300	$10,070	$9,748
Service charges on deposits	15,668	17,597	18,684	18,528	16,648
Credit card fees	12,649	13,305	13,754	13,455	12,152
ATM and other service fees	6,099	6,181	6,182	5,996	5,819
Bank owned life insurance income	3,592	7,337	4,218	4,040	3,582
Investment services and insurance	3,704	4,171	3,606	3,852	3,516
Investment securities gains/(losses), net	354	16	14	80	56
Loan sales and servicing income	1,600	3,112	4,740	4,462	3,730
Other operating income	12,032	10,410	8,235	12,077	12,019
Total Noninterest Income	$65,847	$71,960	$69,733	$72,560	$67,270
	2015	2014	2014	2014	2014
Noninterest expense detail	1st qtr	4th qtr	3rd qtr	2nd qtr	1st qtr
Salaries and wages	$71,914	$71,638	$71,769	$69,892	$71,669
Pension and employee benefits	18,612	18,261	18,824	19,573	17,344
Net occupancy expense	15,954	14,188	13,887	14,347	17,014
Equipment expense	11,025	12,133	12,188	12,267	11,911
Taxes, other than federal income taxes	2,014	1,661	1,286	2,576	2,774
Stationery, supplies and postage	3,528	3,767	3,723	3,990	4,108
Bankcard, loan processing and other costs	11,139	11,830	11,151	11,810	10,834
Advertising	2,747	3,586	3,942	3,801	3,516
Professional services	4,010	6,440	5,270	4,745	5,359
Telephone	2,574	2,779	2,831	2,857	2,908
Amortization of intangibles	2,598	2,933	2,933	2,933	2,936
FDIC insurance expense	5,167	5,989	2,988	5,533	5,971
Other operating expense	9,370	9,836	12,353	13,076	12,987
Total Noninterest Expense	$160,652	$165,041	$163,145	$167,400	$169,331

FirstMerit Corporation Reports First Quarter 2015 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR ORIGINATED LOAN LOSSES - Net Charge-off Detail (excluding acquired and FDIC acquired loans) (1)

(Unaudited)	Quarters Ended		Year Ended
(Dollars in thousands)	March 31,		December 31,
	2015	2014	2014
Allowance for originated loan losses - beginning of period	$95,696	$96,484	$96,484
Loans charged off:
Commercial	685	5,153	12,701
Mortgage	424	559	2,031
Installment	4,605	4,584	17,932
Home equity	911	838	4,831
Credit cards	1,452	1,455	4,604
Leases	—	—	—
Overdrafts	490	571	2,824
Total	8,567	13,160	44,923
Recoveries:
Commercial	325	1,029	4,332
Mortgage	35	38	318
Installment	2,868	2,738	10,513
Home equity	613	699	2,940
Credit cards	366	418	1,716
Manufactured housing	13	11	87
Leases	4	—	379
Overdrafts	156	205	679
Total	4,380	5,138	20,964
Net charge-offs	4,187	8,022	23,959
Provision for originated loan losses	6,036	3,654	23,171
Allowance for originated loan losses-end of period	$97,545	$92,116	$95,696

Average originated loans	$12,689,791	$10,448,383	$11,421,426
Ratio (annualized) to average originated loans:
Originated net charge-offs	0.13%	0.31%	0.21%
Provision for originated loan losses	0.19%	0.14%	0.20%
Originated Loans, period-end	$12,856,037	$10,826,913	$12,493,812

Allowance for credit losses:	$101,875	$99,597	$101,544
To (annualized) net charge-offs	6.00	3.06	4.24
Allowance for originated loan losses:
To period-end originated loans	0.76%	0.85%	0.77%
To (annualized) net originated charge-offs	5.74	2.83	3.99

(1) Due to the impact of business combination accounting and protection of FDIC loss sharing agreements, which provide considerable protection against credit risk, acquired and FDIC acquired loans are excluded from this table to provide for improved comparability to prior periods and better perspective into asset quality trends. Certain non-single family loss share agreements with the FDIC expired at March 31, 2015. As of March 31, 2015, $174.6 million and $110.4 million of FDIC acquired loans remained covered by non-single family loss share agreement and single family loss share agreements, respectively, providing considerable protection against credit risk.